SCHEDULE OF PROPERTY, PLANT AND EQUIPMENT, NET (Details) - USD ($) $ in Thousands	Dec. 31, 2023	Dec. 31, 2022
Property, Plant and Equipment [Abstract]
Land	$ 25,389	$ 23,988
Buildings	63,200	55,542
Machinery and equipment	63,284	51,374
Assets in progress	10,354	8,458
Others	9,393	8,679
Total	171,620	148,041
Less accumulated depreciation	(54,700)	(47,514)
Total	$ 116,920	$ 100,527